Federated Hermes Capital Reserves Fund
A Portfolio of Federated Hermes Money Market Obligations Trust
TICKER FRFFX

SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 30, 2020
In the “Repurchase Agreements” in the section under “What are the Fund’s Principal Investments?,” please delete and replace the disclosure in its entirety with the following:
“Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.
Subject to certain eligibility requirements, the Fund may also enter into repurchase agreements collateralized with government securities with The Federal Reserve Bank of New York (“NY Fed”). In order to invest in repurchase agreements with the NY Fed, the Fund must satisfy the NY Fed’s eligibility requirements and may engage in periodic “test” trading in order to assess operational abilities at times when the Fund would otherwise not enter into such a position. These exercises may vary in size and frequency. Repurchase agreements with the NY Fed are considered “government securities” for purposes of Rule 2a-7 and the Fund considers the NY Fed to be an instrumentality of the U.S. government.
The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.”
Repurchase agreements are subject to credit risks.”
July 1, 2021

Federated Hermes Capital Reserves Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455474 (7/21)
© 2021 Federated Hermes, Inc.